UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2010

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Executive Leadership Team

Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts”) and Eclipsys Corporation (“Eclipsys”) have determined that, following completion of the merger (the “Merger”) contemplated by their previously announced Agreement and Plan of Merger, the executive leadership will include Glen Tullman as Chief Executive Officer, Lee Shapiro as President, William J. Davis as Chief Financial Officer, Eileen McPartland as Chief Operating Officer, John Gomez as President, Product Strategy and Development, Jeff Surges as President, Sales, Diane Adams as Executive Vice President, Culture and Talent, Laurie McGraw as Chief Client Officer and Kent Alexander as General Counsel. Further, Philip M. Pead, in addition to his role as Chairman of the Board of Directors of Allscripts following completion of the Merger, will work with Allscripts management in four key strategic areas: operational integration; product integration; international growth strategy; and client relationships and partnerships. Finally, Chris E. Perkins, current Chief Financial Officer of Eclipsys, will continue to lead the Integration Management Office of Allscripts following completion of the Merger.

Vesting of Misys Contingent Share Awards

Messrs. Tullman, Shapiro and Davis hold certain equity incentive awards consisting of shares of Misys plc (“Misys”) stock granted on October 28, 2008 pursuant to The Misys Omnibus Share Plan. Messrs. Tullman, Shapiro and Davis were awarded 298,360, 198,907 and 198,907 Misys shares, respectively, referred to as “Contingent Share Awards.” The Contingent Share Awards normally would vest on October 28, 2011 subject to the achievement of Misys earnings-per-share performance measures.

On July 23, 2010 the Remuneration Committee of Misys approved that the Contingent Share Awards of Messrs. Tullman, Shapiro and Davis will vest in full upon the closing of the previously announced “Coniston Transactions,” which include: (i) the exchange of approximately 61.3 million shares of common stock of Allscripts for 100% of the issued and outstanding shares of an indirect subsidiary of Misys that will hold approximately 61.3 million shares of Allscripts common stock, (ii) the sale by Misys of shares of Allscripts common stock in an underwritten secondary public offering and (iii) the repurchase by Allscripts from Misys of approximately 24.4 million shares of Allscripts common stock. In the absence of such Remuneration Committee decision, the Contingent Share Awards would vest on a pro-rated basis according to the time elapsed during the performance period and the level of achievement of the performance measures. The Remuneration Committee made its decision after considering the terms of the employment agreements (the “2008 Employment Agreements”) with Messrs. Tullman, Davis and Shapiro that were entered into in connection with the closing of the transactions (the “2008 Misys Transactions”) contemplated by that certain Agreement and Plan of Merger by and among Misys, Misys Healthcare Systems, LLC and Allscripts on October 10, 2008. As previously disclosed, in the absence of the entry into these 2008 Employment Agreements, each of Messrs. Tullman, Davis and Shapiro would have, among other things, been entitled to terminate his employment with Allscripts and receive change in control payments as a result of the consummation of the 2008 Misys Transactions.

The full vesting of the Contingent Share Awards for Messrs. Tullman, Shapiro and Davis will result in the vesting of at least an additional one-third of the total Contingent Share Awards granted to each of them, but the exact number and value of the additional vested shares will not be known until the date of the closing of the Coniston Transaction is known and the achievement of the performance measures is determined.

On August 10, 2010, the closing sale price of a Misys ordinary share on the London Stock Exchange was 265.00 pence sterling, or approximately $4.18.

Debt Commitment

As previously disclosed, Allscripts signed a commitment letter with JPMorgan Chase Bank, N.A., Barclays Bank PLC, UBS Loan Finance LLC and certain of their affiliates providing for certain revolving and term loan facilities in an aggregate amount up to $720 million (the “Debt Commitment Letter”). In connection with the syndication of the credit facilities, Allscripts expects certain changes in the final terms thereof from the terms of the Debt Commitment Letter. Instead of $570 million of senior secured term loan facilities and a $150 million senior secured revolving facility, Allscripts expects the facilities at the closing to provide for a $470 million senior secured term loan facility and a $250 million senior secured revolving facility, each of which is expected to have a five year term and to close upon the closing of the Coniston Transactions (the “Financing”). Additional information regarding the terms of the expected Financing is contained in the pro forma financial information filed as Exhibit 99.2.

Historical Eclipsys and Pro Forma Financial Information

Filed as exhibits hereto are certain historical financial statements of Eclipsys and unaudited pro forma condensed combined financial statements giving effect to the Merger, the Financing and the other transactions described in the accompanying notes. There can be no assurance that the Merger, the Financing and the other transactions described in the accompanying notes will be consummated on the terms described herein or at all.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts”) and Eclipsys Corporation (“Eclipsys”). In connection with the proposed transaction, Allscripts and Eclipsys have each filed with the SEC a definitive joint proxy statement, which also constitutes a prospectus of Allscripts and an information statement for Allscripts’ stockholders. Allscripts and Eclipsys have each mailed the definitive joint proxy statement/prospectus/information statement to their respective stockholders on or about July 15, 2010. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY IN THEIR ENTIRETY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS/ INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION, AND ANY OTHER RELEVANT DOCUMENTS FILED BY EITHER ALLSCRIPTS OR ECLIPSYS WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders of Allscripts and Eclipsys may obtain a free copy of the definitive joint proxy statement/prospectus/information statement, as well as other filings containing information about Allscripts and Eclipsys, without charge, at the website maintained by the SEC (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus/information statement and the filings with the SEC that are incorporated by reference in the definitive joint proxy statement/prospectus/information statement can also be obtained, without charge, on the investor relations portion of Allscripts’ website (www.allscripts.com) or the investor relations portion of Eclipsys’ website (www.eclipsys.com) or by directing a request to Allscripts’ Investor Relations Department at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, or to Eclipsys’ Investor Relations Department at Three Ravinia Drive, Atlanta, Georgia 30346.

Allscripts and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Allscripts’ directors and executive officers is available in Allscripts’ proxy statement for its 2009 annual meeting of stockholders and Allscripts’ Annual Report on Form 10-K for the year ended May 31, 2010, which were filed with the SEC on August 27, 2009 and July 27, 2010, respectively. Eclipsys and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Eclipsys’ directors and executive officers is available in Eclipsys’ proxy statement for its 2010 annual meeting of stockholders and Eclipsys’ Annual Report on Form 10-K for the year ended December 31, 2009, which were filed with the SEC on March 26, 2010 and February 25, 2010, respectively. Investors and stockholders can obtain free copies of these documents from Allscripts and Eclipsys using the contact information above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive joint proxy statement/prospectus/information statement and other relevant materials that have been filed with the SEC.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. Statements regarding the proposed merger between Eclipsys and Allscripts, the respective stockholder meetings of Eclipsys and Allscripts with respect to the approval of the proposed merger, the proposed total number of shares to be sold, the per share price of such shares, and purchasers in, the secondary offering of Allscripts shares, the anticipated benefits of the proposed transaction, including future financial and operating results, the strategic opportunities available to the combined company, the combined company’s plans, objectives, expectations and intentions, platform and product integration, the connection and movement of data among hospitals, physicians, patients and others, merger synergies and cost savings, client attainment of “meaningful use” and accessibility of federal stimulus payments, enhanced competitiveness and accessing new client opportunities, market evolution, the benefits of the combined companies’ products and services, the availability of financing, future events, developments, future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Allscripts, Eclipsys or the combined company or the proposed transaction.

Such risks, uncertainties and other factors include, among other things: any conditions or contingencies imposed in connection with the proposed merger; the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of Eclipsys’ stockholders to approve the merger agreement; the failure of Allscripts’ stockholders to approve the issuance of shares in the merger; the possibility that Eclipsys and/or the Allscripts stockholder meetings could be delayed as a result of pending litigation; the possibility that the proposed transaction does not close, including due to the failure to satisfy the closing conditions; the market factors that could affect the total number of shares and the per share price of the shares sold in the secondary offering of Allscripts shares; the failure of ValueAct Capital to purchase shares of Allscripts in the secondary offering; the possibility that the expected synergies, efficiencies and cost savings of the proposed transaction will not be realized, or will not be realized within the expected time period; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risk that the contemplated financing is unavailable; the risk that the Allscripts and Eclipsys businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; competition within the industries in which Allscripts and Eclipsys operate; failure to achieve certification under the Health Information Technology for Economic and Clinical Health Act could result in increased development costs, a breach of some customer obligations and could put Allscripts and Eclipsys at a competitive disadvantage in the marketplace; unexpected requirements to achieve interoperability certification pursuant to the Certification Commission for Healthcare Information Technology could result in increased development and other costs for Allscripts and Eclipsys; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that Allscripts’ and Eclipsys’ products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; Allscripts’ and Eclipsys’ ability to establish and maintain strategic relationships; undetected errors or similar problems in Allscripts’ and Eclipsys’ software products; the outcome of any legal proceeding that has been or may be instituted against Allscripts, Misys plc or Eclipsys and others; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of Allscripts’ and Eclipsys’ software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; Allscripts’ and Eclipsys’ ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining Allscripts’ and Eclipsys’ intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers and Allscripts’ and Eclipsys’ ability to obtain, use or successfully integrate third-party licensed technology; and breach of Allscripts’ or Eclipsys’ security by third parties. See Allscripts’ and Eclipsys’ Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended May 31, 2010 and December 31, 2009, respectively, the definitive joint proxy statement/prospectus/information statement mailed by Allscripts and Eclipsys to their respective stockholders on or about July 15, 2010, and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to Allscripts’ and Eclipsys’ respective businesses. The statements herein speak only as of their date and neither Allscripts nor Eclipsys undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited consolidated financial statements of Eclipsys Corporation as of June 30, 2010 and for the three- and six-month periods ended June 30, 2010 and 2009, and the notes related thereto are incorporated by reference from Eclipsys’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

(b)	Pro Forma Financial Information.

The pro forma financial information as of and for the fiscal year ended May 31, 2010 with respect to the Merger is filed as Exhibit 99.2.

(d)	Exhibits.

Exhibit No.	Description

99.1	The unaudited condensed consolidated financial statements of Eclipsys Corporation as of June 30, 2010 and for the three- and six-month periods ended June 30, 2010 and 2009, and the notes related thereto are incorporated by reference from Eclipsys’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Date: August 10, 2010	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	The unaudited condensed consolidated financial statements of Eclipsys Corporation as of June 30, 2010 and for the three- and six-month periods ended June 30, 2010 and 2009, and the notes related thereto are incorporated by reference from Eclipsys’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

99.2	Unaudited pro forma condensed combined financial statements.

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